                                                                    EXHIBIT 10.5

                                                        FIRST PERFORMANCE PERIOD
                                                        ------------------------
                                                        Draft-- April 9, 1997



                         CDW HOLDING CORPORATION STOCK
                       OPTION PLAN FOR BRANCH EMPLOYEES
                       --------------------------------


                              Section 1. Purpose
                              ------------------

          The purpose of this CDW Holding Corporation Stock Option Plan for Branch Employees is to foster and promote the long-term financial success of Holding and the Company and to increase materially stockholder value by (a)
                                                                         -
motivating superior performance by participants in the Plan, (b) providing
                                                              -
participants in the Plan with an ownership interest in Holding and (c) enabling
                                                                    -
the Company to attract and retain the services of an outstanding branch management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                            Section 2. Definitions
                            ----------------------

          2.1. Definitions.  Whenever used herein, the following terms shall
               -----------
have the respective meanings set forth below:

          (a)  "Alternative Option" has the meaning given in Section 8.2.

          (b)  "Board" means the Board of Directors of Holding.

          (c)  "Branch" means (i) an operating unit of the Company identified as
                               -
     a separate branch by the Company or (ii) the branch or division where a
                                          --
     Selected Participant performs services.

          (d) "Branch Allocation" means, with respect to an Eligible Branch, the number of Options allocated to such Eligible Branch for the Performance Period.

     Options shall be allocated to an Eligible Branch, if at all, at the sole discretion of the Committee.

          (e) "C&D Fund" means The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

          (f)  "Cause" means (i) the willful failure by the Participant to
                              -
     perform substantially his employment-related duties (other than any such failure due to physical or mental illness) after a demand for substantial performance is delivered to the Participant by the Director of Human Resources, which notice identifies the manner in which the Participant has not substantially performed his employment-related duties, (ii) the
                                                                 --
     Participant's engaging in serious misconduct that is injurious to Holding, the Company or any Subsidiary, (iii) the Participant's having been
                                     ---
     convicted of, or entered a plea of guilty or nolo contendere to, a crime
                                                  ---- ----------
     that constitutes a felony or (iv) the breach by the Participant of any
                                   --
     written covenant or agreement with Holding, the Company or any Subsidiary not to disclose any information pertaining to Holding, the Company or any Subsidiary or not to compete or interfere with Holding, the Company or any Subsidiary.

          (g) "Change in Control" means the first to occur of the following events after the Effective Date:

               (i) the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than Holding, the Company, the Subsidiaries, any employee benefit plan of Holding, the Company or the Subsidiaries, or the C&D Fund, of 50% or more of the combined voting power of Holding's or the Company's then outstanding voting securities;

               (ii) the merger or consolidation of Holding or the Company, as a result of which persons who were stockholders of Holding or the Company, as the case may be, immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

               (iii)  the liquidation or dissolution of Holding or the Company;
          and

               (iv) the sale, transfer or other disposition of all or substantially all of the assets of Holding or the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of Holding or the Company.

          (h) "Change in Control Price" means the price per share of Common Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Board if any part of the offered price is payable other than in cash).

          (i) "Committee" means the Compensation and Benefits Committee of the Board (or such other committee of the Board which shall have jurisdiction over the compensation of officers and other employees). If at any time no Committee shall be in office, the Board shall perform the functions of the Committee.

          (j) "Common Stock" means the Class A Common Stock, par value $.01 per share, of Holding.

          (k) "Company" means WESCO Distribution, Inc., a Delaware corporation formerly named CDW Acquisition Corporation, and any successor thereto.

          (l)  "Effective Date" means February 28, 1994.

          (m) "Eligible Branch" means, with respect to a Performance Period, a Branch that has, in the sole discretion of the Committee, achieved each of the Performance Objectives during the Performance Period.

          (n)  "Employee" means (i) the Branch Manager, (ii) the District
                                 -                       --
     Administrative Manager, (iii) the Branch Administrative Manager, (iv) the
                              ---                                      --
     Area Branch Supervisor, (v) the Sales Manager, (vi) any other key employee
                              -                      --
     of each Branch and (vii) any Selected Participant.
                         ---

          (o)  "Extraordinary Termination" has the meaning given in Section 7.1.

          (p) "Fair Market Value" means, as of any date, the fair market value on such date per share of Common Stock as determined in good faith by the Board. In making a determination of Fair Market Value, the Board shall give due consideration for such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company in recent periods, the potential value of the Company as a whole, the future prospects of the Company and the industries in which it competes, the history and management of the Company, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and a valuation of the Common Stock, which shall be performed as promptly as practicable following the first business day of the 1997 fiscal year and each subsequent fiscal year by an independent valuation firm chosen by the Board. The determination of Fair Market Value will not give effect to any restrictions on transfer of the shares of Common Stock or the fact that such shares would represent a minority interest in Holding.

          (q) "Grant Date" means, with respect to any Option, the date on which an Option is granted hereunder, which shall be as soon as practicable following the last day of the Performance Period.

          (r) "Holding" means CDW Holding Corporation, a Delaware corporation, and any successor thereto.

          (s) "Involuntary Termination" means a termination by the New Employer for any reason.

          (t) "New Employer" means the Participant's employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

          (u) "Option" means the right granted pursuant to the Plan to purchase one share of Common Stock at a price determined in accordance with Section
     6.2. All Options granted under the Plan will be non-qualified stock options.

          (v) "Option Agreement" means an agreement between Holding and the Participant embodying the terms of any Options granted hereunder, which agreement shall, unless the Committee otherwise determines, be substantially in the form attached hereto as Exhibit A.

          (w) "Participant" means any Employee designated by the Committee to participate in the Plan.

          (x) "Performance Objectives" means, with respect to a Branch, such objectives as the Committee, in its sole discretion, determines to be a significant improvement in various business criteria, which shall include but not necessarily be limited to significant improvements in income before taxes and billing margins during the Performance Period.

          (y) "Performance Period" means the Performance Period commencing on February 28, 1994 and ending on December 31, 1996.

          (z) "Permanent Disability" means a physical or mental disability or infirmity that prevents the performance of a Participant's employment-related duties lasting (or likely to last, based on competent medical evidence presented to the Director of Human Resources) for a period of six months or longer. The Director of Human Resources' reasoned and good faith judgment of Permanent Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by such Participant or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Director of Human Resources.

          (aa) "Plan" means this CDW Holding Corporation Stock Option Plan for Branch Employees.

          (bb) "Public Offering" means the first day as of which sales of Common Stock are made to the public in the United States pursuant to an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is of nationally recognized standing.

          (cc) "Retirement" means a Participant's retirement at or after age
     65.

          (dd) "Selected Participant" means (i) a manager in a non-qualifying
                                             -
     Branch or (ii) a designated employee outside the branch structure that
                --
     contributes significantly to the branch and billing margins and growth, both as determined at the sole discretion of the Committee.

          (ee) "Subsidiary" means any corporation a majority of whose outstanding voting securities is owned, directly or indirectly, by the Company or Holding.

          2.2.  Gender and Number.  Except when otherwise indicated by the
                -----------------
context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

          Section 3.  Eligibility and Participation
          -----------------------------------------

          Participants in the Plan shall be those Employees selected by the Committee to participate in the Plan with respect to the Performance Period under the Plan, as specified by the Committee, provided that the aggregate
                                               --------
number of Employees selected to receive one or more grants of Options under the Plan shall not exceed 150 unless the Committee determines that Holding may grant Options under the Plan to more than 150 Employees without being subject to any registration requirements under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The selection of an Employee as a Participant shall neither entitle such Employee to nor disqualify such Employee from participation in any other award or incentive plan.

            Section 4.  Powers of the Committee
            -----------------------------------

          4.1. Power to Grant.  The Committee shall determine the Participants
               --------------
to whom Options shall be granted and the terms and conditions of any and all Options granted to Participants, provided that all such determinations of the
                                 --------
Committee shall be made in accordance with the terms of the Plan.

          4.2. Administration.  The Committee shall be responsible for the
               --------------
administration of the Plan. Any authority exercised by the Committee under the Plan shall be exercised by the Committee in its sole discretion.
Subject to
the terms of the Plan, the Committee, by majority action thereof, is authorized to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of Holding and the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

            Section 5.  Options Subject to Plan
            -----------------------------------

          5.1. Number.  Subject to the provisions of Sections 5.2 and 5.3, the
               ------
maximum number of Options (and the maximum number of shares of Common Stock subject to Options) granted under the Plan may not exceed 25,000. The shares of Common Stock to be delivered upon the exercise of Options granted under the Plan may consist, in whole or in part, of treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

          5.2. Canceled, Terminated or Forfeited Options.  Any Option which for
               -----------------------------------------
any reason is canceled, terminated or otherwise forfeited, in whole or in part, without having been exercised (and any shares of Common Stock then subject to such Option), shall again be available for grant under the Plan on any subsequent Grant Date.

          5.3. Adjustment in Capitalization.  The number and class of Options
               ----------------------------
(and the number of shares of Common Stock available for issuance upon exercise of such Options) granted under the Plan, and the number, class and exercise price of any outstanding Options (and the number and class of shares of Common Stock subject to outstanding Options), may be adjusted by the Board, in its sole discretion, if it shall deem such an adjustment to be necessary or appropriate to reflect any Common Stock dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, liquidation or dissolution of Holding.

               Section 6.  Terms of Options
               ----------------------------

          6.1. Grant of Options.  (a) As soon as practicable following the end
               ----------------
of the Performance Period, the Committee shall determine (i) those Branches that
                                                          -
have achieved the Performance Objectives and, accordingly, qualify as Eligible Branches for the Performance Period, (ii) the Branch Allocation of each Eligible
                                      --
Branch for the Performance Period, (iii) the Participants to whom Options will
                                    ---
be granted, and the number of Options to be granted to each such Participant, with respect to the Performance Period and (iv) the Selected Participants to
                                            --
whom Options will be granted, and the number of Options to be granted to each such Selected Participant, with respect to the Performance Period, provided that
                                                                   --------
(x) Options may be granted only to Participants who, on the last day of the
 -
Performance Period, are employed by Holding, the Company or any Subsidiary at an Eligible Branch and (y) the aggregate number of Options granted to Participants
                     -
employed at any one Eligible Branch shall not exceed such Eligible Branch's Branch Allocation.

          (b) Each Option granted to a Participant shall be evidenced by an Option Agreement that shall specify the exercise price at which a share of Common Stock may be purchased pursuant to such Option, the duration of such Option and such other terms consistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Such Option Agreement shall, unless the Committee otherwise determines, be substantially in the form attached hereto as Exhibit A.

          6.2. Exercise Price.  The exercise price per share of Common Stock to
               --------------
be purchased upon exercise of an Option shall be not be less than the greatest of (a) the Fair Market Value as of the last date of the Performance

Period, (b) the Fair Market Value as of the Grant Date or (c) $100.
         -                                                 -

          6.3. Exercise of Options.  Unless otherwise determined by the
               -------------------
Committee at the Grant Date, one-third of any Options granted to a Participant at any time shall become vested and, subject to Section 10.4, exercisable on each of the first, third and fifth anniversaries of the Grant Date of such Options, provided that 100% of such Options shall become vested to the extent
         --------
provided in Section 8.1 and, provided further, that the Committee may accelerate
                             -------- -------
the vesting or exercisability of any Option, all Options or any class of Options, at any time and from time to time. On or before the date upon which any Employee will exercise any Option, Holding and such Employee shall enter into a Management Stock Subscription Agreement substantially in the form attached hereto as Exhibit B. Notwithstanding any other provision of the Plan, each Option shall terminate and shall not be exercisable on or after the tenth anniversary of the Grant Date of such Option.

          6.4. Payment.  The Committee shall establish procedures governing the
               -------
exercise of Options, which procedures shall generally require that written notice of the exercise thereof be given and that the exercise price thereof be paid in full in cash or cash equivalents, including by personal check, at the time of exercise. If so determined by the Committee in its sole discretion at or after the Grant Date, the exercise price of any Options exercised after there has been a Public Offering may be paid in full or in part in the form of shares of Common Stock already owned by the Participant for at least six months, based on the Fair Market Value of such Common Stock on the date of exercise. As soon as practicable after receipt of a written exercise notice and payment in full of the exercise price of any exercisable Options prior to a Public Offering, subject to Section 10.4, Holding shall deliver to WESCO to hold on behalf of the Participant, a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof.

            Section 7.  Termination of Employment
            -------------------------------------

          7.1. Extraordinary Termination.  Unless otherwise provided in the
               -------------------------
Option Agreement or otherwise determined by the Committee at or after the Grant Date, in the event that a Participant's employment with Holding, the Company and the Subsidiaries terminates by reason of the Participant's death, Permanent Disability or Retirement (each an "Extraordinary Termination"), then any Options held by the Participant and then vested and exercisable shall remain exercisable (subject to Section 10.4) solely until the first to occur of (i) the first
                                                              -
anniversary of the Participant's termination of employment or (ii) the
                                                               --
expiration of the term of the Option. Any Options held by the Participant that are not then vested and exercisable at the date of the Extraordinary Termination shall terminate and be canceled immediately upon such Extraordinary Termination, and any Options described in the preceding sentence that are not exercised within the period described in such sentence shall terminate and be canceled upon the expiration of such period.

          7.2. Termination for Cause.  Unless otherwise provided in the Option
               ---------------------
Agreement or otherwise determined by the Committee at or after the Grant Date, in the event that a Participant's employment with Holding, the Company and the Subsidiaries is terminated for Cause, any Options held by such Participant (whether or not then vested or exercisable) shall terminate and be canceled immediately upon such termination of employment.

          7.3. Other Termination of Employment.  Unless otherwise provided in
               -------------------------------
the Option Agreement or otherwise determined by the Committee at or after the Grant Date, in the event that a Participant's employment with Holding, the Company and the Subsidiaries terminates for any reason other than (i) an
                                                                   -
Extraordinary Termination or (ii) for Cause, any Options held by such
                              --
Participant that are vested and exercisable as of the date of such termination shall remain exercisable (subject to Section 10.4) for a period of 60 days (or, if shorter, during the remaining term of the Options). Any Options held by the Participant that are not vested and exercisable at the date of the Participant's termination of employment shall terminate and be canceled immediately upon such termination, and any Options described in the preceding sentence that are not exercised within the period described in such sentence shall terminate and be canceled upon the expiration of such period.

          7.4. Certain Rights upon Termination of Employment Prior to
               ------------------------------------------------------
Public Offering. Unless otherwise determined by the Committee at the Grant
---------------
Date, the Committee shall provide in each Option Agreement governing Options granted hereunder that Holding or the Company and the C&D Fund shall have successive rights to purchase any exercisable Options from the Participant upon the termination of his employment prior to a Public Offering, for a purchase price per Option equal to the excess, if any, of (x) the Fair Market Value on
                                                  -
the date of termination over (y) the exercise price per share of Common Stock
                              -
pursuant to such Option, and upon such additional terms and conditions as are set forth in Section 4 of the Option Agreement attached hereto as Exhibit A.

               Section 8. Change in Control
               ----------------------------

          8.1. Accelerated Vesting and Payment.  Unless the Committee shall
               -------------------------------
otherwise determine in the manner set forth in Section 8.2, in the event of a Change in Control, each Option shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option.

          8.2. Alternative Options.  Notwithstanding Section 8.1, no
               -------------------
cancellation, acceleration of exercisability, vesting or cash settlement or other payment shall occur with respect to any Option if the Committee reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an "Alter-
native Option") by the New Employer, provided that any such Alternative Option
                                     --------
must:

          (a) provide the Participant that held such Option with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise and vesting schedule, identical or better timing and methods of payment and, if the Alternative Options or the securities underlying them are not publicly traded, identical or better rights to require Holding or the New Employer to repurchase the Alternative Options;

          (b) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and

          (c) have terms and conditions which provide that in the event that such Participant suffers an Involuntary Termination within two years following a Change in Control:

               (i) any conditions on such Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be; or

              (ii) such Participant shall have the right to surrender such Alternative Option within 30 days following such termination in exchange for a payment in cash equal to the excess of the Fair Market Value of the equity security subject to the Alternative Option over the price, if any, that such Participant would be required to pay to exercise such Alternative Option.

                   Section 9.  Amendment, Modification, and
                   ----------------------------------------
                            Termination of the Plan
                            -----------------------

          The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan. No amendment, modification, termination or suspension of the Plan shall in any manner adversely affect any Option there-tofore granted under the Plan, without the consent of the Participant holding such Option. Shareholder approval of any such amendment, modification, termination or suspension shall be obtained to the extent mandated by applicable law, or if otherwise deemed appropriate by the Committee.

           Section 10.  Miscellaneous Provisions
           -------------------------------------

          10.1. Nontransferability of Awards.  Except as contemplated by Section
                ----------------------------
7.4, no Options granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and provided that the deceased Participant's beneficiary or the representative of his estate acknowledges and agrees in writing, in a form reasonably acceptable to Holding, to be bound by the provisions of the Plan (including the purchase rights described in Section 7.4) and the Option Agreement covering such Options as if such beneficiary or estate were the Participant. All rights with respect to Options granted to a Participant under the Plan shall be exercisable during his lifetime by such Participant only. Following a Participant's death, all rights with respect to Options that were exercisable at the time of such Participant's death and have not terminated shall be exercisable by his designated beneficiary or by his estate.

          10.2. Beneficiary Designation.  Each Participant under the Plan may
                -----------------------
from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime.

          10.3. No Guarantee of Employment or Participation.  Nothing in the
                -------------------------------------------
Plan or in any Option Agreement shall interfere with or limit in any way the right of Holding, the Company or any Subsidiary to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of Holding, the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant or, having been so selected, to receive any Options.

          10.4. Tax Withholding.  The Company or the Subsidiary employing a
                ---------------
Participant shall have the power to withhold, or to require such Participant to remit to the Company or such Subsidiary, subject to such other arrangements as the Committee may set forth in the Option Agreement to which such Participant is a party, an amount sufficient to satisfy all federal, state, local and foreign withholding tax requirements in respect of any Option granted under the Plan.

          10.5. Indemnification.  Each person who is or shall have been a member
                ---------------
of the Committee, the Board or any other committee of the Board shall be indemnified and held harmless by the Company and Holding to the fullest extent permitted by law from and against any and all losses, costs, liabilities and expenses (including any related attorneys' fees and advances thereof) in connection with, based upon or arising or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under or in connection with the Plan and from and against any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided that he shall give the
                                                 --------
Company an opportunity, at its own expense, to defend the same before he undertakes to defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under Holding's or the Company's Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

          10.6.  No Limitation on Compensation.  Nothing in the Plan shall be
                 -----------------------------
construed to limit the right of Holding, the Company or any Subsidiary to establish other plans or to pay compensation to its employees, in cash or property, in a manner that is not expressly authorized under the Plan.

          10.7.  Requirements of Law. The granting of Options and the issuance
                 -------------------
of shares of Common Stock pursuant to such Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Options shall be granted under the Plan, and no shares of Common Stock shall be issued upon exercise of any Options granted under the Plan, if such grant or exercise would result in a violation of applicable law, including the federal securities laws and any applicable state securities laws.

          10.8.  Freedom of Action. Subject to Section 9, nothing in the Plan or
                 -----------------
any Option Agreement shall be construed as limiting or preventing Holding, the Company or any Subsidiary from taking any action that it deems appropriate or in its best interest.

          10.9.  Term of Plan.  The Plan shall be effective as of the Effective
                 ------------
Date.  The Plan shall continue in effect, unless sooner terminated pursuant to
Section 9, until the tenth anniversary of the Effective Date. The provisions of the Plan, however, shall continue thereafter to govern all outstanding Options theretofore granted.

          10.10. No Voting Rights.  Except as otherwise required by law, no
                 ----------------
Participant holding any Options granted
under the Plan shall have any right, in respect of such Options, to vote on any matter submitted to Holding's stockholders until such time as the shares of Common Stock issuable upon exercise of such Options have been so issued.

          10.11. Governing Law. The Plan, and all agreements hereunder, shall
                 -------------
be construed in accordance with and governed by the laws of the State of New York, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.